UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

StepStone Private Credit Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01624	92-0758580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue, 44th Floor New York, New York	10172
(Address of principal executive offices)	(Zip Code)

(212) 351-6100

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 15, 2025 (the “Closing Date”), StepStone Private Credit Fund LLC (the “Company”) completed its $300.36 million term debt securitization, also known as a collateralized loan obligation (the “2024-I CLO”), in connection with which StepStone CLO 2024-I LLC (the “Issuer”), a direct, wholly-owned, consolidated subsidiary of the Company, issued the 2024-I CLO Debt (as defined below). The 2024-I CLO is subject to the Company’s overall asset coverage requirement under the Investment Company Act of 1940, as amended.

The debt offered in the 2024-I CLO was issued and incurred by the Issuer and consists of (i) Class A Senior Secured Floating Rate Notes and Class B Senior Secured Floating Rate Notes (collectively, the “2024-I CLO Secured Debt”), and (ii) the subordinated notes (the “2024-I CLO Subordinated Notes” and, together with the Secured Debt, the “2024-I CLO Debt”), the terms of which are summarized in the table below:

Class	Par Size ($)	Ratings (S&P)	Coupon
Class A Notes	174,000,000	AAA(sf)	SOFR + 1.70%
Class B Notes	30,000,000	AA(sf)	SOFR + 2.00%
Subordinated Notes	96,360,000	N/A	N/A

The Company directly retained all of the Class B Senior Secured Floating Rate Notes and Subordinated Notes issued in the 2024-I CLO.

The 2024-I CLO is backed by a diversified portfolio of senior secured middle-market loans and participation interests therein. The portfolio will be managed by the Company pursuant to a collateral management agreement entered into with the Issuer on the Closing Date (the “Collateral Management Agreement”). The Company has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The 2024-I CLO Debt is scheduled to mature on January 15, 2037; however, the 2024-I CLO Secured Debt may be redeemed by the Issuer, at the direction of the Company, on any business day after January 15, 2027 (i) in whole in order of seniority (with respect to all classes of 2024-I CLO Secured Debt) but not in part from sale proceeds, contributions of cash, refinancing proceeds and/or any other amounts available in accordance with the Indenture, dated as of the Closing Date, by and between the Issuer and UMB Bank, National Association, as trustee (the “2024-I CLO Indenture”) or (ii) in part by class from refinancing proceeds, contributions of cash, partial refinancing interest proceeds and/or any other amounts available in accordance with the 2024-I CLO Indenture, and the Subordinated Notes may be redeemed, in whole but not in part, on any business day on or after the redemption of the 2024-I CLO Secured Debt in full.

As part of the 2024-I CLO, the Company and the Issuer entered into a master loan sale agreement on the Closing Date (the “2024-I CLO Sale Agreement”), pursuant to which the Company sold, transferred, assigned, contributed or otherwise conveyed to the Issuer certain loans and participation interests therein securing the 2024-I CLO for the purchase price and other consideration set forth in the 2024-I CLO Sale Agreement. The remainder of the initial collateral portfolio was acquired as participation interests by the Issuer pursuant to a Master Participation Agreement for Par/Near Par Trades, dated as of the Closing Date (the “2024-I CLO Participation Agreement” and, together with the 2024-I CLO Sale Agreement, the “2024-I CLO Transfer Agreements”), by and among the Issuer, as buyer, and the Company, SPV Facility I LLC and StepStone SPV Facility III LLC (collectively, the “Participation Sellers”), as sellers, for the purchase price and other consideration set forth in the 2024-I CLO Participation Agreement. Following the foregoing transfers, the Issuer, and not the Company or the Participation Sellers, holds all of the ownership interest in such loans and participation interests. The Company and the Participation Sellers, as applicable, made customary representations, warranties and covenants pursuant to the 2024-I CLO Transfer Agreements.

The 2024-I CLO Secured Debt is a secured obligation of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the 2024-I CLO Indenture secures (as applicable) and governs the 2024-I CLO Debt pursuant to customary covenants and events of default. The 2024-I CLO Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2024-I CLO contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form 8-K by reference.

Item 2.03. Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Indenture, dated as of January 15, 2025, by and between StepStone CLO 2024-I LLC, as issuer, and UMB Bank, National Association, as trustee.
10.2	Collateral Management Agreement, dated as of January 15, 2025, by and between StepStone CLO 2024-I LLC, as issuer, and StepStone Private Credit Fund LLC, as collateral manager.
10.3*	Master Loan Sale Agreement, dated as of January 15, 2025 by and between StepStone Private Credit Fund LLC, as seller, and StepStone CLO 2024-I, as issuer.
10.4*	Master Participation Agreement for Par/Near Par Trades, dated as of January 15, 2025, by and among StepStone CLO 2024-I LLC, as buyer, and StepStone Private Credit Fund LLC, SPV Facility I LLC and StepStone SPV Facility III LLC, as sellers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and/or exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2025

StepStone Private Credit Fund LLC

	By:	/s/ Joseph Cambareri
	Name:	Joseph Cambareri
	Title:	Chief Financial Officer and Corporate Secretary

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